                                                      Registration No. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-1
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                             ______________________

                         U.S.A. FLORAL PRODUCTS, INC.

            (Exact name of registrant as specified in its charter)

            Delaware                             5193                                  52-2030697
(State or other jurisdiction of        (Primary standard industrial       (I.R.S. Employer Identification No.)
incorporation or organization)         classification code number)

                            3500 Whitehaven Parkway
                            Washington, D.C.  20007
                                (202) 333-0800

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ______________________

                               Robert J. Poirier
                          President, Chairman and CEO
                         U.S.A. Floral Products, Inc.
                            3500 Whitehaven Parkway
                            Washington, D.C. 20007
                                (202) 333-0800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ______________________

                                  Copies to:

    David A. Gerson, Esq.                                Jeffrey Small, Esq.
 Morgan, Lewis & Bockius LLP                            Davis Polk & Wardwell
      One Oxford Centre                                  450 Lexington Avenue
     Thirty-Second Floor                               New York, New York 10017
Pittsburgh, Pennsylvania 15219                              (212) 450-4000
        (412) 560-3300

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-33131
                                                  ---------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] _________________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]
                             ______________________

                        CALCULATION OF REGISTRATION FEE

         Title of each class of                 Amount        Proposed maximum    Proposed maximum      Amount of
       securities to be registered               to be         offering price         aggregate       registration
                                             registered(1)      per share (2)     offering price(2)        fee
------------------------------------------------------------------------------------------------------------------
Common stock, par value $.001 per share    460,000 Shares               $13.00         $5,980,000        $1,820 (3)
------------------------------------------------------------------------------------------------------------------

(1) Includes 60,000 shares that may be issued upon the exercise of an over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee; based on a bona fide estimate of the maximum offering price of the securities being registered in accordance with Rule 457(a).

(3)  Previously paid.
                             ______________________

                               EXPLANATORY NOTE

   This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-33131) filed by U.S.A. Floral Products, Inc. (the "Company") with the Securities and Exchange Commission on August 7, 1997, as amended by Amendment No. 1 dated September 18, 1997 and Amendment No. 2 dated October 6, 1997, which was declared effective on October 9, 1997, are incorporated herein by reference.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                                   EXHIBITS

  All exhibits filed with or incorporated by reference in Registration Statement No. 333-33131 are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein.


Exhibit
Number          Description
------          -----------

 5.01           Opinion of Morgan, Lewis & Bockius LLP

23.01           Consent of Price Waterhouse LLP

23.02           Consent of Madsen, Sapp, Mena, Rodriguez & Co., P.A.

23.03 Consent of Morgan, Lewis & Bockius LLP (included in opinion filed as Exhibit 5.01)

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 9, 1997.

                                       U.S.A. Floral Products, Inc.


                                       By: /s/ Robert J. Poirier
                                          _____________________________
                                       Robert J. Poirier
                                            Chairman of the Board, President and
                                            Chief Executive Officer


  Pursuant to the requirements of the Securities Act of 1933, this registration
 statement has been signed by the   following persons in the capacities and on
                              the dates indicated.

      Signature                       Capacity                    Date
-----------------------  ----------------------------------  ---------------

                         Chairman of the Board, President    October 9, 1997
/s/ Robert J. Poirier    and Chief Executive Officer and a
-----------------------  Director (Principal Executive
Robert J. Poirier        Officer)


/s/ Raymond C. Anderson Chief Financial Officer (Principal October 9, 1997 ----------------------- Financial and Accounting Officer)
Raymond C. Anderson


/s/ Jonathan J. Ledecky  Director                            October 9, 1997
-----------------------
Jonathan J. Ledecky


/s/ John A. Quelch       Director                            October 9, 1997
-----------------------
John A. Quelch

                                 EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

 5.01           Opinion of Morgan, Lewis & Bockius LLP

23.01           Consent of Price Waterhouse LLP

23.02           Consent of Madsen, Sapp, Mena, Rodriguez & Co., P.A.

23.03 Consent of Morgan, Lewis & Bockius LLP (included in opinion filed as Exhibit 5.01)